Exhibit 10.3

JOINDER TO
REGISTRATION RIGHTS AGREEMENT

This Joinder to Registration Rights Agreement (“Joinder”) is made on this ________, 2010 (the “Effective Date”) by  ________________ (“Investor”).

WHEREAS, as of the date hereof, Applied DNA Sciences, Inc., a Delaware corporation (the “Company”) has issued and sold to Investor in a private placement transaction (the “Offering”) a senior secured convertible note (the “Investor Note”), which may be convertible into shares of the Company’s common stock, $0.001 par value  per share (the “Common Stock”) in accordance with the terms of the Investor Note;

WHEREAS, as part of the Offering, Investor will become a party to that certain Registration Rights Agreement dated as of July 15, 2010 among the Company and the Buyers signatory thereto (the “Registration Rights Agreement”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

1.           Joinder to Registration Rights Agreement.  Investor hereby agrees to be become a party to and to be bound by all of the terms and provisions of the Registration Rights Agreement as a Buyer (as defined in the Registration Rights Agreement) for all purposes thereunder.  In addition, the Investor Note will be deemed to be a “Note” (as defined in the Registration Rights Agreement) and the Common Stock into which the Investor Note may be converted pursuant to its terms will be deemed to be “Conversion Shares” (as defined in the Registration Rights Agreement).

2.           Applicable Law. This Joinder will be construed in accordance with, and the rights of the parties governed by, the laws of the State of New York, without regard to the choice of law provisions thereof.

3.           Counterparts; Incorporation.  This Joinder may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.  The recitals to this Joinder are hereby incorporated by reference and made a part hereof for all purposes.
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Exhibit 10.3

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

[INVESTOR]

By:_________________________________
Name:
Title:

AGREED TO AND ACCEPTED:

APPLIED DNA SCIENCES, INC.,
a Delaware corporation

By:_____________________________
Dr. James A. Hayward
President and Chief Executive Officer